     As filed with the Securities and Exchange Commission on March   , 2003.
                                                             File No. 333-103047

            U.S. SECURITIES AND EXCHANGE COMMISSION Washington, D.C.
                                      20549

                                    Form N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                        Pre-Effective Amendment No.  [ ]
                     Post-Effective Amendment No. 1  [X]
                                 INVESTEC FUNDS
                   (Formerly Guinness Flight Investment Funds)

           (Exact name of Registrant as Specified in Trust Instrument)

                        1055 Washington Blvd., 3rd Floor
                           Stamford, Connecticut 06901
               ___________________________________________________
               (Address of Principal Executive Office) (Zip Code)
                                 (800) 362-5365
                        (Area Code and Telephone Number)

                           Susan Penry-Williams, Esq.
                       Kramer Levin Naftalis & Frankel LLP
                                919 Third Avenue
                            New York, New York 10022
                      ____________________________________
                     (Name and Address of Agent for Service)
                                     Copy to

                                Royce N. Brennen
                                 Investec Funds
                        1055 Washington Blvd., 3rd Floor
                           Stamford, Connecticut 06901

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Title of Securities Being Registered:  Shares of Beneficial Interest.

No Filing Fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

                                 INVESTEC FUNDS
                          INVESTEC MAINLAND CHINA FUND
                        1055 WASHINGTON BLVD., 3RD FLOOR
                          STAMFORD, CONNECTICUT 06901
                                  800-915-6565
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 22, 2003

    The Investec Funds (the "Trust") will host a special meeting of shareholders of the Investec Mainland China Fund (the "Mainland China Fund") on April 22, 2003, at 1:00 p.m. Eastern time (the "Meeting"). The Meeting will be held at 1055 Washington Blvd., 3rd Floor Stamford, Connecticut. At the Meeting, we will ask shareholders of the Fund to vote on the following proposal:

    To approve an Agreement and Plan of Reorganization and Liquidation (the "Plan") which if approved would result in the transfer of all or substantially all of the assets of the Mainland China Fund to the Investec China & Hong Kong Fund (the "China & Hong Kong Fund") in exchange for shares of the China & Hong Kong Fund and the assumption by the China & Hong Kong Fund of the identified liabilities of the Mainland China Fund. The Plan also provides for distribution of those shares to shareholders of the Mainland China Fund in liquidation and subsequent termination of the Mainland China Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of the Mainland China Fund; and

    To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

    The Board of Trustees of the Investec Funds has fixed the close of business on March 13, 2003 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

    Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

    THE BOARD RECOMMENDS THAT YOU VOTE FOR THE REORGANIZATION OF THE MAINLAND CHINA FUND. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

March 24, 2003

                                 By Order of the Board of Trustees,

                                 [LOGO]

                                 Eric M. Banhazl
                                 Secretary

                                 INVESTEC FUNDS
                        1055 WASHINGTON BLVD., 3RD FLOOR
                          STAMFORD, CONNECTICUT 06901

Dear Shareholder,

    Enclosed is a combined Proxy Statement and Prospectus seeking your approval of a proposed merger of the Investec Mainland China Fund (the "Mainland China Fund") into the Investec China & Hong Kong Fund ("China & Hong Kong Fund") (collectively, the "Funds"). Your vote to merge into the China & Hong Kong Fund carries with it post-merger approval of a new investment advisory agreement. The current shareholders of the China & Hong Kong Fund are concurrently with this vote being asked to consider the approval of a new investment adviser, Guinness Atkinson Asset Management, LLC ("Guinness Atkinson"), to manage the China & Hong Kong Fund in place of Investec Asset Management U.S., Limited ("Investec"), the current manager for both Funds. The approval of a new investment advisory agreement arises from an announcement by Investec Group, the parent company of Investec, of its intention to discontinue its U.S.-based mutual funds operations.

    We are recommending the merger of the Funds because the investment objectives of the Mainland China Fund and the China & Hong Kong Fund are similar and the Funds employ similar investment policies to achieve their investment objectives. Furthermore, the Mainland China Fund's asset base, as discussed in the accompanying document, is decreasing. By merging the Funds, the combined assets should provide a more stable asset base for management because daily purchases and redemptions of shares should have a less significant impact on the size of the combined Funds. Moreover, Guinness Atkinson has agreed to contractually obligate itself to cap the China & Hong Kong Fund's annual operating expenses at 1.98% (the same expense cap currently in effect for the Mainland China Fund) for a 12-month period commencing on the date of its assumption of the management of the China & Hong Kong Fund. Mr. Edmund Harriss will continue to manage the China & Hong Kong Fund, as a member of Guinness Atkinson, following consummation of the merger and approval of the new investment advisory agreement with Guinness Atkinson; the other services currently provided to each Fund will be provided in substantially the same manner as at present. The accompanying document describes the proposed transaction and compares the investment policies, operating expenses and performance history of the Mainland China Fund and the China & Hong Kong Fund. You should review the accompanying materials carefully.

    If shareholders of the Mainland China Fund do not approve the proposed Reorganization, the Board has indicated that it would evaluate alternative courses of action, including possible liquidation of the Fund.

    Remember your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc. ("Georgeson"), reminding you to vote your shares. Proxies may be voted by telephone by calling Georgeson at (866) 650-3176 between the hours of 9:00 a.m. and 11:00 p.m. (EST) Monday-Friday or Saturday between the hours of 12:00 p.m. and 6:00 p.m. (EST). We encourage you to vote by telephone or through the Internet (please refer to your proxy card for the appropriate website) in order to expedite the process. Whichever voting method you choose, please read the full text of the Proxy Statement before you vote.

    If you have any questions regarding the shareholder meeting, please feel free to call our proxy solicitors, Georgeson, at (866) 650-3176 who will be pleased to assist you.

    IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

                                 Sincerely,

                                 [LOGO]

                                 Royce Brennan

                                 President

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                      --------
PART 1 --         AN OVERVIEW.......................................      1

PART 2 --         PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF
                  REORGANIZATION AND LIQUIDATION ON BEHALF OF YOUR
                  FUND..............................................      1

                  Introduction......................................      1

                  How the Reorganization Works......................      2

                  How the Fees of the Mainland China Fund Compare to
                  the Fees of the China & Hong Kong Fund............      3

                  How the Mainland China Fund Compares to the
                  China & Hong Kong Fund............................      4

                  COMPARISON OF INVESTMENT OBJECTIVES...............      5

                  COMPARISON OF PRINCIPAL INVESTMENT RISKS..........      6

                  COMPARISON OF POTENTIAL RISKS AND
                  REWARDS/PERFORMANCE...............................      9

                  COMPARISON OF OPERATIONS..........................     10

                      Background....................................     10

                      Current Adviser...............................     10

                      Guinness Atkinson Asset Management, LLC
                      (Proposed Adviser to the China & Hong Kong
                      Fund).........................................     11

                      Administration Agreement, Distribution
                      Agreement and Distribution Plan...............     13

                      Transfer Agent and Custodian..................     13

                      Dividends and Other Distributions.............     14

                      Purchase, Redemption and Exchange
                      Procedures....................................     14

                      Exchange and Redemption Rights................     14

                      Trustees......................................     15

                  COMPARISON OF SHAREHOLDER RIGHTS..................     15

                  CAPITALIZATION OF THE FUNDS.......................     15

                  Information about the Reorganization..............     15

                  Why We Want to Reorganize the Funds...............     19

                  Considerations by the Board of Trustees...........     19

                  Required Vote.....................................     20

                  Board Recommendation..............................     20

                                                                        PAGE
                                                                      --------
PART 3 --         MORE ON PROXY VOTING AND MEETING OF
                  SHAREHOLDERS......................................     20

                  Who Can Vote......................................     20

PART 4 --         FUND INFORMATION..................................     23

PART 5 --         FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND
                  LIQUIDATION.......................................     24

                            YOUR VOTE IS IMPORTANT!

 YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY INTERNET, OR BY PHONE (TOLL-FREE).
  JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED PROXY CARD.

                                 INVESTEC FUNDS
                          INVESTEC MAINLAND CHINA FUND

                        SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 22, 2003

                          ----------------------------

                                 INVESTEC FUNDS
                        1055 WASHINGTON BLVD., 3RD FLOOR
                          STAMFORD, CONNECTICUT 06901

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                              DATED MARCH 24, 2003

                                  INTRODUCTION

                          ----------------------------

    This Combined Proxy Statement and Prospectus is being provided for a special meeting of shareholders of the Investec Mainland China Fund (the "Mainland China Fund") to be held on April 22, 2003 (the "Meeting"). We have divided the Combined Proxy Statement and Prospectus into five parts:

    Part 1 -- AN OVERVIEW

    Part 2 -- PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION ON BEHALF OF YOUR FUND

    Part 3 -- MORE ON PROXY VOTING AND MEETING OF SHAREHOLDERS

    Part 4 -- FUND INFORMATION

    Part 5 -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

    Please read the entire Proxy Statement and Prospectus before voting. If you have any questions about the Meeting, please feel free to call Georgeson Shareholder Communications, Inc. at (866) 650-3176.

    We intend to mail this Combined Proxy Statement and Prospectus to shareholders the week of March 24, 2003. It contains information about the Mainland China Fund and the China & Hong Kong Fund that you should know. Please keep it for future reference. A Combined Statement of Additional Information and a Prospectus dated April 30, 2002, as supplemented, and an Annual Report and Semi-Annual Report dated December 31, 2002 and

June 30, 2002, respectively, are incorporated by reference and can be obtained free of charge by calling us at 800-915-6565.

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS COMBINED PROXY STATEMENT AND PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

    Investec Funds is subject to the requirements of the Securities and Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith, file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains information about the Investec Funds. Any such reports, proxy material and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov, at prescribed rates. You may call the SEC at (202) 942-8090 for information on the operation of the Public Reference Room.

PART 1 -- AN OVERVIEW

    The Board of Trustees of Investec Funds (the "Trust") has sent you this Combined Proxy Statement and Prospectus to ask for your vote on a proposal to approve an Agreement and Plan of Reorganization and Liquidation on behalf of the Mainland China Fund. If this proposal is approved by the shareholders of the Mainland China Fund, the Mainland China Fund will be reorganized into the China & Hong Kong Fund. In this Combined Proxy Statement and Prospectus, we refer to the Agreement and Plan of Reorganization and Liquidation as the "Plan of Reorganization," and to the transactions described in the Plan of Reorganization as the "reorganization."

PART 2 -- PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION ON BEHALF OF YOUR FUND

    INTRODUCTION

    The Board of Trustees of the Trust, on behalf of the Mainland China Fund and the China & Hong Kong Fund, both of which are series of the Trust, has approved an Agreement and Plan of Reorganization and Liquidation under which the Mainland China Fund would be reorganized into the China & Hong Kong Fund.

    The primary purpose of the reorganization of the Mainland China Fund is to provide economies of scale through a larger fund with similar strategies and provide a more stable base for management of its investment portfolio because daily purchases and redemptions of shares should have a less significant impact on the size of the combined Funds. This may grant a wider range of choices among permitted investments than are currently available to the Mainland China Fund. The projected annual operating expenses of the China & Hong Kong Fund, expressed as a percentage of Fund assets, are expected to be lower than those of the Mainland China Fund over time due to the economies of scale resulting from a larger fund.

    The reorganization is expected to qualify as a tax-free reorganization under the Internal Revenue Code (the "Code"). If the reorganization qualifies as such, you, as a shareholder of the Mainland China Fund, will not recognize gain or loss solely as a result of the reorganization.

    Shareholders of the Mainland China Fund will vote to determine whether the Fund will be reorganized into the China & Hong Kong Fund. The vote of a majority of the outstanding voting securities of the Mainland China Fund is needed to adopt the Plan of Reorganization on behalf of the Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of
(a) 67% or more of the shares of the Fund present in person at the Meeting or represented by proxy, if holders of more than 50% of the outstanding shares on the Record Date are present, in person or by proxy, or (b) more than 50% of the outstanding shares on the Record Date, whichever is less. If the reorganization of the Mainland China Fund is not consummated for any reason, including the failure to obtain the requisite approval of the shareholders of the Mainland China Fund, the Board of Trustees would determine what, if any, further action should be taken, including possible liquidation of the Fund.

    The next few pages of this Combined Proxy Statement and Prospectus discuss some of the details of the proposed reorganization and how it will affect the Mainland China Fund and you.

    HOW THE REORGANIZATION WORKS

    If you approve the proposal discussed in this Combined Proxy Statement and Prospectus, the Mainland China Fund would reorganize into the China & Hong Kong Fund. The reorganization would work as follows:

    - If you approve the Plan of Reorganization, the Mainland China Fund would transfer substantially all of its assets and liabilities to the China & Hong Kong Fund, in exchange for shares of the China & Hong Kong Fund.

    - The Mainland China Fund would distribute to you the China & Hong Kong Fund shares it receives. The dollar value of the China & Hong Kong Fund shares would be the same as the dollar value of the Mainland China Fund shares.

    - You would become a shareholder of the China & Hong Kong Fund. The Mainland China Fund would then cease operations.

    HOW THE FEES OF THE MAINLAND CHINA FUND COMPARE TO THE FEES OF THE CHINA & HONG KONG FUND

    Both the Mainland China Fund and the China & Hong Kong Fund, like all mutual funds, incur certain expenses in their operations. These expenses include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison and distribution services, and other activities. The following table describes the fees and expenses you may pay if you invest in the Mainland China Fund or the China & Hong Kong Fund. The table also shows the expected expenses of the China & Hong Kong Fund after the reorganization. The Funds' annual expenses may be more or less than the amounts shown below.

                                                MAINLAND               CHINA &              COMBINED
                                                  CHINA               HONG KONG             PRO FORMA
                                                  FUND                  FUND              (BOTH FUNDS)
                                           -------------------   -------------------   -------------------
SHAREHOLDER TRANSACTION EXPENSES
  (PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)....         None                  None                  None
Sales Charge Imposed on Reinvested
  Dividends..............................         None                  None                  None
Deferred Sales Charge....................         None                  None                  None
Redemption Fees/Exchange Fees............     2.00%(1)/None         2.00%(1)/None         2.00%(1)/None
Maximum Account Fee......................         0.00%                 0.00%                 None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE DAILY NET
  ASSETS)
Management Fees..........................         1.00%                 1.00%                 1.00%
Distribution (Rule 12b-1) Fees...........         None                  None                  None
Other Expenses...........................         3.24                  1.04                  1.04
Total Annual Fund Operating Expenses.....         4.24                  2.04                  2.04
Expenses Reimbursed to the Fund..........        (2.26)                 0.00                (0.06)(3)
Net Annual Fund Operating Expenses
  (expenses actually incurred by the
  Fund)..................................        1.98(2)                2.04                 1.98(3)

------------------------------

(1) You will be charged a 2% fee if you redeem or exchange shares of this Fund within 30 days of purchase. There is a $15 fee for redemptions by wire.

(2) Investec is contractually obligated to cap the Mainland China Fund's Total Annual Fund Operating Expenses at 1.98% through June 30, 2003. For the fiscal year ended December 31, 2002, Investec waived all Management Fees from the Fund.

(3) Guinness Atkinson is committed to contractually obligate itself to adhere to the expense cap currently in effect for the Mainland China Fund (1.98%)
    for a 12-month period commencing on the date of its assumption of the management of the China & Hong Kong Fund.

    EXAMPLE. This Example is intended to help you compare the cost of investing in the Mainland China Fund with the cost of investing in the China & Hong Kong Fund if the proposal is approved by shareholders of the Mainland China Fund.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                       --------   --------   --------   --------
Mainland China Fund..................    $201      $1,081     $1,975     $4,269
China & Hong Kong Fund...............    $207      $  640     $1,098     $2,369
Combined Pro Forma (Both Funds)*.....    $201      $  634     $1,093     $2,364

------------------------

* Your costs of investing in the Fund for 1 year reflect the amount you would pay after Investec reimburses the Fund for some or all of the Other Expenses. Your costs of investing in the Fund for 3, 5 and 10 years reflect the amount you would pay if Investec did not reimburse the Fund for some or all of the Other Expenses. If Investec continued to cap the Fund's expenses for 3, 5 or 10 years as it did for the first year, your actual costs for those periods would be lower than the amounts shown. Investec is currently under no obligation to cap the Fund's expenses for any period beyond
    June 30, 2003.

    HOW THE MAINLAND CHINA FUND COMPARES TO THE CHINA & HONG KONG FUND

    For complete information about the Mainland China Fund or the China & Hong Kong Fund, please refer to your copy of the Investec Funds' combined prospectus dated April 30, 2002. You also can call us at 800-915-6565 for a free copy of the combined prospectus. The information contained in your Fund's prospectus is incorporated by reference into this Combined Proxy Statement and Prospectus.

    COMPARISON OF INVESTMENT OBJECTIVES. The following table compares the investment objective of the Mainland China Fund with the investment objective of the China & Hong Kong Fund.

      MAINLAND CHINA FUND                  CHINA & HONG KONG FUND
--------------------------------      --------------------------------
Long-term capital appreciation        Long-term capital appreciation
primarily through investments in      primarily though investments in
equity securities of companies,       securities of China and Hong
organized in or with principal        Kong.
office or markets in China, Hong
Kong or Taiwan, which derive a
significant portion of their
revenue from: goods or services
sold or produced in; have a
significant portion of their
assets in; or are linked to
assets or currencies in the
above countries.

    COMPARISON OF INVESTMENT POLICIES AND STRATEGIES. The Mainland China Fund and the China & Hong Kong Fund employ essentially the same investment policies and strategies to achieve their respective goals. Although both Funds invest in Chinese and non-Chinese companies, the China & Hong Kong Fund may invest in non-Chinese companies that derive less than a majority of their revenue from activities in China and/or Hong Kong. On February 3, 2003, the China & Hong Kong Fund discontinued using the Hang Seng Index as a basis for the selection of securities in which the Fund must normally invest at least 65% of its assets and began using the Hang Seng Composite Index. The Hang Seng Index is comprised of approximately 30 constituent stocks whereas the Hang Seng Composite Index includes approximately 200 companies. The selection of the new index now permits the China & Hong Kong Fund to invest in similar types of investments that the Mainland China Fund may make.

    Under normal circumstances, the Mainland China Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments tied economically to mainland China. Such investments include "B" shares, "H" shares, "N" shares, "Red Chips" and "China Plays" as described in the table set forth below. The China & Hong Kong Fund focuses on companies who primarily trade on a China or Hong Kong exchange or on non-Chinese companies that derive at least 50% of their revenue from activities in China and/or Hong Kong.

    The following table highlights in more detail the principal investment policies and strategies of the Mainland China Fund and the China & Hong Kong Fund.

      MAINLAND CHINA FUND                  CHINA & HONG KONG FUND
--------------------------------      --------------------------------

The Mainland China Fund intends       The China & Hong Kong Fund
to invest at least 80% of its         intends to invest at least 80%
net assets (plus any borrowings       of its net assets (plus any
for investment purposes) in the       borrowings for investment
following types of equity             purposes) in the following types
securities:                           of equity securities:
  - "B" SHARES--shares issued by      - equity securities of companies
  Chinese companies that are            that are primarily traded on
  listed on the Shanghai Stock          the China or Hong Kong
  Exchange or the Shenzhen Stock        exchanges; or
  Exchange;                           - equity securities of companies
  - "H" SHARES--shares issued by          that derive at least 50% of
    Chinese companies that are            their revenues from business
    listed on the Hong Kong               activities in China and/or
    Stock Exchange;                       Hong Kong, but which are
                                          listed and traded elsewhere.

      MAINLAND CHINA FUND                  CHINA & HONG KONG FUND
--------------------------------      --------------------------------
  - "N" SHARES--shares issued by      The China & Hong Kong Fund
    Chinese companies that are        normally invests at least 65% of
    listed on the New York Stock      its total assets in companies
    Exchange;                         listed on the Hang Seng
  - "RED CHIPS"--shares issued        Composite Index, with the actual
    by Hong Kong companies that       weightings of the Hang Seng
    are owned and controlled by       Composite Index companies held
    Chinese government bodies         in the China & Hong Kong Fund's
    and listed on the Hong Kong       portfolio normally higher than
    Stock Exchange; and               that. Those companies may be of
  - "CHINA PLAYS"--shares issued      any size.
    by non-Chinese companies          Equity securities include common
    that have the majority of         stocks, preferred stocks,
    their assets in China or          securities convertible into
    that derive a majority of         common stocks, rights and
    their revenues from               warrants.
    activities in Mainland            When current market, economic,
    China.                            political or other conditions
When current market, economic,        are unsuitable for the China &
political or other conditions         Hong Kong Fund's investment
are unsuitable for the Mainland       objective, the China & Hong Kong
China Fund's investment               Fund may temporarily invest up
objective, the Mainland China         to 100% of its assets in cash,
Fund may temporarily invest up        cash equivalents or high quality
to 100% of its assets in cash,        short-term money market
cash equivalents or high quality      instruments. When the China &
short-term money market               Hong Kong Fund takes a temporary
instruments. When the Mainland        defensive position, it may not
China Fund takes a temporary          achieve its investment
defensive position, the Mainland      objective. However, the China &
China Fund may not achieve its        Hong Kong Fund will not engage
investment objective. However,        in market timing. The philosophy
the Mainland China Fund will not      of the China & Hong Kong Fund is
engage in market timing. The          to remain invested.
philosophy of the Mainland China
Fund is to remain invested.

    COMPARISON OF PRINCIPAL INVESTMENT RISKS. Both of the Funds are subject to similar risks common to all mutual funds that invest in equity securities in China and/or Hong Kong. The Mainland China Fund and the China & Hong Kong Fund's risks may differ based on the specific types of equity securities in which each invests. For example, the Mainland China Fund may experience losses due to its concentration in mainland Chinese companies, whereas the China & Hong Kong Fund may experience losses due to its concentration in non-Chinese companies that do not derive a majority of their revenue from business activities in China. The principal investment risks of the Funds, which are substantially similar, are set forth in the table below. There is no guarantee that the investment objective of either Fund will be achieved or that the value of a shareholder's investment in a Fund will not decrease.

      MAINLAND CHINA FUND                  CHINA & HONG KONG FUND
--------------------------------      --------------------------------
The Mainland China Fund is sub-       The China & Hong Kong Fund is
ject to the risks common to all       subject to the risks common to
mutual funds that invest in           all mutual funds that invest in
equity securities and foreign         equity securities and foreign
securities. You may lose money        securities. Investing in the
by investing in the Mainland          China & Hong Kong Fund may be
China Fund if any of the              more risky than investing in a
following occur:                      Fund that invests in the U.S.
  - the China and/or Hong Kong        due to increased volatility of
    stock markets decline in          foreign markets. You may lose
    value;                            money by investing in this Fund
  - China and/or Hong Kong            if any of the following occur:
    stocks fall out of favor          - the Hong Kong and/or China
    with investors;                     stock markets decline in
  - the Fund has difficulty             value;
    selling Asian smaller             - China and/or Hong Kong stocks
  capitalization or emerging            fall out of favor with
  market stocks during a down           investors;
  market due to lower liquidity;      - the Fund has difficulty
  - a stock or stocks in the          selling Asian smaller
    Fund's portfolio do not             capitalization or emerging
    perform well;                         market stocks during a down
  - the value of Chinese curren-          market due to lower
    cies declines relative to            liquidity;
    the U.S. dollar;                  - a stock or stocks in the
  - the Chinese government            Fund's portfolio do not perform
  expropriates the Fund's               well;
  assets;                             - the value of Chinese curren-
  - political, social or                cies declines relative to the
    economic instability in               U.S. dollar;
    China causes the value of         - the Chinese government
  the Fund's investments to             expropriates the Fund's
  decline; or                           assets;
  - the Fund Manager's invest-        - political, social or economic
    ment strategy does not                instability in China causes
    achieve the Fund's objective          the value of the Fund's
    or the manager does not               investments to decline; or
    implement the strategy            - the Fund Manager's invest-
    properly.                           ment strategy does not achieve
In addition, investing in common        the Fund's objective or the
stocks entails a number of
risks.

      MAINLAND CHINA FUND                  CHINA & HONG KONG FUND
--------------------------------      --------------------------------
The stock markets in which the        manager does not implement the
Fund invests may experience            strategy properly.
periods of volatility and             In addition, investing in common
instability. A variety of             stocks entails a number of
factors can negatively impact         risks. The stock markets in
the value of common stocks.           which the Fund invests may
These factors include a number        experience periods of volatility
of economic factors such as           and instability. A variety of
interest rates and inflation          factors can negatively impact
rates as well as non-economic         the value of common stocks.
factors such as political             These factors include a number
events. Foreign securities            of economic factors such as
experience more volatility than       interest rates and inflation
their domestic counterparts, in       rates as well as non-economic
part because of higher political      factors such as political
and economic risks, lack of           events. Foreign securities
reliable information,                 experience more volatility than
fluctuations in currency              their domestic counterparts, in
exchange rates and the risks          part because of higher political
that a foreign government may         and economic risks, lack of
take over assets, restrict the        reliable information,
ability to exchange currency or       fluctuations in currency
restrict the delivery of              exchange rates and the risks
securities. The prices of             that a foreign government may
foreign securities issued in          take over assets, restrict the
emerging countries experience         ability to exchange currency or
more volatility because the           restrict the delivery of
securities markets in these           securities. The prices of
countries may not be well             foreign securities issued in
established.                          emerging countries experience
                                      more volatility because the
                                      securities markets in these
                                      countries may not be well
                                      established.

    COMPARISON OF POTENTIAL RISKS AND REWARDS/PERFORMANCE. The Mainland China Fund and the China & Hong Kong Fund have their own risks and potential rewards. The charts and tables below compare the potential risks and rewards of investing in each Fund.

    The charts shown below provide an indication of the risks of investing in each Fund by showing changes in each Fund's performance for various time periods ending December 31. The figures shown in the charts and tables assume reinvestment of dividends.

    KEEP IN MIND THAT PAST PERFORMANCE DOES NOT INDICATE FUTURE RESULTS.

    MAINLAND CHINA FUND

1998:                   -24.96%
1999:                    32.20%
2000:                   -21.69%
2001:                   -16.16%
2002:                    -1.33%

    During the period shown in the chart, the best performance for a quarter was 53.66% (for the quarter ended 6/30/99). The worst performance was -30.10% (for the quarter ended 9/30/01).

    CHINA & HONG KONG FUND

1995:                    20.45%
1996:                    34.38%
1997:                   -20.34%
1998:                   -15.27%
1999:                    66.27%
2000:                    -6.97%
2001:                   -23.45%
2002:                   -12.85%

    During the period shown in the chart, the best performance for a quarter was 32.16% (for the quarter ended 12/31/99). The worst performance was -28.32% (for the quarter ended 12/31/97).

    The average annual total returns for the Mainland China Fund and the China & Hong Kong Fund for the periods ended December 31, 2002 are as follows:

                                         PAST ONE      PAST FIVE        SINCE
AVERAGE ANNUAL TOTAL RETURNS               YEAR          YEARS        INCEPTION
----------------------------             --------      ---------      ---------
Mainland China Fund....................    (1.33%)       (8.47%)        (9.21%)*
China & Hong Kong Fund.................   (12.85%)       (2.65%)         0.46%**

------------------------

*   Average annual total return since inception, November 03, 1997.

**  Average annual total return since inception, June 30, 1994.

    COMPARISON OF OPERATIONS.

    BACKGROUND

    Investec Group, the parent company of Investec Asset Management U.S. Limited ("Investec"), the current investment adviser for the Mainland China Fund and the China & Hong Kong Fund, has announced its intention to discontinue its U.S.-based mutual funds operations and no longer serve as Adviser to the Funds. In connection with its proposal to assume management of the Investec Funds, Guinness Atkinson proposed the combination of the Mainland China Fund and the China & Hong Kong Fund. It is expected that Mr. Edmund Harriss, the current portfolio manager of the China & Hong Kong Fund, will continue to manage the China & Hong Kong Fund as a member of Guinness Atkinson following consummation of the merger and approval by shareholders of the China & Hong Kong Fund of a new investment advisory agreement with Guinness Atkinson. See "Guinness Atkinson Asset Management, LLC" below.

    CURRENT ADVISER

    Investec, the current Adviser supervises all aspects of the Funds' operations and advises the Funds, subject to oversight by the Funds' Board of Trustees. For providing these services, each Fund pays the Adviser an annual advisory fee of 1% of average daily net assets. The Adviser's offices are located in the U.K., South Africa, Guernsey, Hong Kong, and the U.S. The U.S. office is located at 1055 Washington Blvd., 3rd Floor Stamford, CT 06901. The Adviser's main office is located in London, England at 2 Gresham Street, London EC2V 7QP. For additional information concerning Investec see the current Prospectus of Investec Funds dated April 30, 2002 together with the related Statement of Additional Information also dated April 30, 2002, on file with the SEC and incorporated by reference herein.

    GUINNESS ATKINSON ASSET MANAGEMENT, LLC
    (PROPOSED ADVISER TO THE CHINA & HONG KONG FUND)

    Guinness Atkinson is a newly formed Delaware limited liability corporation with offices in the United States and London. The principal executive officers of Guinness Atkinson, their business addresses, position(s) with Guinness Atkinson and a description of their principal occupations are set forth below.

                             POSITION WITH
NAME AND ADDRESS           GUINNESS ATKINSON    PRINCIPAL OCCUPATION(S)
----------------         ---------------------  -----------------------
Tim W. N. Guinness       Chairman and Chief     Non-Executive Chairman
19 Lord North Street     Investment Officer     of Investec Asset
Westminster, London                             Management Limited and
SW1P 3LD                                        portfolio manager of
                                                the Investec Global
                                                Energy Fund

James J. Atkinson, Jr.   Chief Executive        Principal of Orbis
2020 East Financial Way  Officer                Marketing, a mutual
Suite 100                                       fund marketing
Glendora, CA 91741                              consultancy firm

Edmund Harriss(*)        Director and           Portfolio Manager of
19 Lord North Street     Portfolio Manager      Investec China & Hong
Westminster, London                             Kong Fund
SW1P 3LD

------------------------

* Mr. Harriss is expected to resign from his position at Investec on March 31, 2003, to become employed by Guinness Atkinson on April 1, 2003.

TIMOTHY W.N. GUINNESS

    Since 1998, Mr. Guinness has managed the Investec Global Energy Fund and acted as the non-executive chairman of Investec Asset Management Limited. From 1981 to 1998, Mr. Guinness served in several capacities at an offshoot of Guinness Mahon Merchant Bank which later became known as Guinness Flight Global Asset Management ("Guinness Flight"). During his tenure at Guinness Flight,
Mr. Guinness was responsible for the Global Equity Fund and the UK Equity Fund as well as becoming principally involved in the firm's leadership from 1982. In 1998, when the firm was acquired by Investec Group, Guinness Flight had grown from an investment manager with approximately $100 million dollars under management to a company with over $11 billion dollars under management.

    If you approve the Reorganization, Mr. Guinness will retire as chairman of Investec Asset Management Limited, but will continue to manage the Investec Global Energy Fund, through Guinness Asset Management Limited, a newly formed, solely owned investment advisory firm.

JAMES J. ATKINSON

    Mr. Atkinson is currently a principal of Orbis Marketing, a mutual fund marketing consultancy firm. Prior to that, he was president of MAXfunds.com, an internet site for mutual fund investors. From 1993 to 2000, Mr. Atkinson was the Managing Director of Guinness Flight Global Asset Management, US (later Investec Asset Management) which managed the Guinness Flight family of funds.

    Prior to serving as Managing Director of the Guinness Flight funds, Mr. Atkinson co-founded and served as senior vice president of Huntington Advisers, a niche provider of non-US dollar money market funds.

EDMUND HARRISS

    Mr. Harriss joined Investec in July 1993 as a Marketing Executive and transferred to the Far East Desk in 1994. He has assisted with the management of the China & Hong Kong Fund since November 1994. He was named a co-manager in early 1998. Previously, from 1991 to 1993, he was the Assistant to the Managing Director at a computer software company, PP Systems Ltd. of Salisbury, England. Mr. Harriss is an Associate Member of the Institute of Management & Research.

    COMPARISON OF EXISTING AND NEW INVESTMENT ADVISORY AGREEMENTS

    Investec currently provides investment advisory services for the Funds pursuant to an Investment Advisory Agreement between the Trust and Investec. The terms and conditions of the Investment Advisory Agreement with respect to each Fund are identical in all respects.

    The terms and conditions of the proposed New Investment Advisory Agreement between the China & Hong Kong Fund and Guinness Atkinson are substantially identical in all material respects to the existing Investment Advisory Agreement, except for the identity of the Fund's Adviser (Guinness Atkinson), the use of the name "Guinness Atkinson" or a variant thereof in place of the name "Investec", and the dates of their execution, effectiveness and termination.

    ADMINISTRATION AGREEMENT, DISTRIBUTION AGREEMENT AND DISTRIBUTION PLAN

    The Trust has entered into separate Administration and Distribution Agreements with respect to the Funds with U.S. Bancorp Fund Services, L.L.C. ("Administrator") and Quasar Distributors, LLC ("Distributor"), respectively.

    For its services to the Funds, the Administrator receives a monthly fee equal to, on an annual basis, 0.25% of each Fund's average daily net assets, subject to a $40,000 annual minimum for China & Hong Kong Fund and a $20,000 annual minimum for the Mainland China Fund.

    Under the Distribution Agreement, the Distributor uses all reasonable efforts, consistent with its other business, to secure purchases for the Funds' shares and pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of shares of a Fund for sale to the public.

    The Funds will not make separate payments as a result of the Distribution Plan to the Adviser, the Administrator, Distributor or any other party, it being recognized that the Funds presently pay, and will continue to pay, an investment advisory fee to the Adviser and an administration fee to the Administrator. To the extent that any payments made by the Funds to the Adviser or the Administrator, including payment of fees under the Investment Advisory Agreement or the Administration Agreement, respectively, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Funds within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by the Plan. The Distribution Plan and related agreements were approved by the Board of Trustees including all of the "Qualified Trustees" (Trustees who are not "interested" persons of the Funds, as defined in the 1940 Act, and who have no direct or indirect financial interest in the Plan or any related agreement).

    TRANSFER AGENT AND CUSTODIAN

    TRANSFER AGENT. U.S. Bancorp Fund Services, LLC is the Transfer Agent for the Funds. The Transfer Agent provides record keeping and shareholder services. U.S. Bancorp is located at 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

    CUSTODIAN. Investors Bank and Trust Company is the custodian for the Funds. The custodian holds the securities, cash and other assets of the Funds. Investors Bank and Trust is located at 200 Clarendon Street, Boston, MA 02116.

    DIVIDENDS AND OTHER DISTRIBUTIONS

    The dividend and distribution arrangements for the Mainland China Fund and the China & Hong Kong Fund are the same. Both the Mainland China Fund and the China & Hong Kong Fund distribute all or most of their net investment income and net capital gains to shareholders. Dividends (investment income) for the Funds are normally declared and paid annually, in December. Net capital gains for the Funds are normally distributed in December. When calculating the amount of capital gain for a Fund, the Fund can offset any capital gain with net capital loss (which may be carried forward from a previous year).

    Your dividends and/or capital gains distributions will be automatically reinvested on the ex-dividend date when there is a distribution, unless you elect otherwise, so that you will be buying more of both full and fractional shares of the Fund. You will be buying those new shares at the net asset value ("NAV") per share on the ex-dividend date. You may choose to have dividends and capital gains distributions paid to you in cash. You may also choose to reinvest dividends and capital gains distributions in shares of another Investec Fund. You may authorize either of these options by calling the Transfer Agent at (800) 915-6566 and requesting an optional shareholder services form. Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares.

    PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES

    The purchase, redemption and exchange procedures for the Fund and the China & Hong Kong Fund are the same. The Transfer Agent is open from 9 a.m. to 4
 p.m. Eastern Time for purchase, redemption and exchange orders. Shares will be purchased, exchanged and redeemed at NAV per share. For trades in the China & Hong Kong Fund and Mainland China Fund, the transfer agent must receive your request by 9:30 a.m. Eastern Time meaning that all purchase, redemption or exchange orders must be received by that time to be processed that day. The phone number you should call for account transaction requests is (800) 915-6566.

    EXCHANGE AND REDEMPTION RIGHTS

    The exchange and redemption rights for the Mainland China Fund and the China & Hong Kong Fund are the same. You may exchange or redeem shares by mail or telephone. When you exchange shares, you sell shares of one Investec Fund and buy shares of another Investec Fund. You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes. If you exchange or redeem through a broker, the broker may charge you a transaction fee. If you purchased your shares by check, you may not receive your redemption proceeds until the check has cleared, which may take up to 15 calendar days.

    TRUSTEES

    The Board of Trustees of the Trust is responsible for the management of both Funds and will continue to serve in such capacity after the reorganization.

    THE FUND

    COMPARISON OF SHAREHOLDER RIGHTS. As series of the Trust, both Funds' shareholders have the same rights, including, but not limited to, par value, preemptive rights, preference and appraisal rights.

    CAPITALIZATION OF THE FUNDS. The table below show existing capitalization as of December 31, 2002, as well as pro forma capitalization as of the same date, which reflects the impact of any corporate actions, including accounting adjustments, required to facilitate the reorganization. For these reasons, the total pro forma combined Total Net Assets may differ from the combined net assets of the Funds prior to the reorganization.

                                          TOTAL NET     SHARES
                                           ASSETS     OUTSTANDING
                                            (000)        (000)        NAV
                                          ---------   -----------   --------
Mainland China Fund.....................   $ 6,330         865       $ 7.32
China & Hong Kong Fund..................   $56,893       5,594       $10.17
Combined Pro Forma (Both Funds).........   $63,223       6,126       $10.17

    INFORMATION ABOUT THE REORGANIZATION

    This section describes some information you should know about the reorganization of your Fund.

    DESCRIPTION OF TRANSACTION. The Plan of Reorganization provides that the Mainland China Fund will transfer substantially all of its assets to the China & Hong Kong Fund in exchange for shares of the China & Hong Kong Fund in the same proportion as the shares of the Mainland China Fund. The China & Hong Kong Fund will also assume substantially all of the Mainland China Fund's liabilities. After this transaction, the China & Hong Kong Fund will give you shares of the China & Hong Kong Fund (the "Closing"). The dollar value of the shares you receive will be equal to the dollar value of the Mainland China Fund shares you owned at the end of business on the day of the Closing. YOU WILL NOT PAY A SALES CHARGE OR ANY OTHER FEE AS PART OF THIS TRANSACTION.

    PLEASE SEE THE PLAN OF REORGANIZATION FOR A MORE DETAILED DESCRIPTION OF THE REORGANIZATION. YOU CAN FIND THE PLAN OF REORGANIZATION IN PART 5 OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS.

    WHO WILL PAY FOR THE REORGANIZATION? The cost of the reorganization and proxy solicitation will be divided equally between Guinness Atkinson and the Funds; provided, however, that the Funds' costs, in the aggregate, may not exceed $56,000. Any amounts in excess of $56,000 that are attributable to the Funds' share of the costs will be assumed by Guinness Atkinson.

    TAX CONSEQUENCES OF THE REORGANIZATION. The following discussion addresses certain material United States federal income tax consequences of the reorganization. It is based on current tax law, which may be changed by legislative, judicial, or administrative action, possibly with retroactive effect. No attempt has been made to present a complete discussion of the federal tax consequences to the Funds or their shareholders, and this discussion does not address any state, local or foreign tax consequences. The discussion relates to United States persons who hold shares of a Fund as capital assets (as defined in section 1221 of the Code). Special tax considerations may apply to certain types of investors subject to special treatment under the tax law. Accordingly, you are urged to consult your tax adviser with specific reference to your own tax circumstances.

    You (and each of your employees, representatives, or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the reorganization and all materials of any kind that are provided to the you relating to such tax treatment and tax structure.

    As a condition to the closing of the reorganization, both the Mainland China Fund and the China & Hong Kong Fund must receive an opinion of counsel, on the basis of the representations set forth or referred to in such opinion, describing the material federal income tax consequences of the reorganization (the "Tax Opinion"). The Mainland China Fund anticipates that the Tax Opinion will provide that the reorganization will constitute a "reorganization" as such term is defined in Section 368(a)(1) of the Code (a "tax-free reorganization"). If the reorganization qualifies as a tax-free reorganization, then:

    - No gain or loss will be recognized by the Mainland China Fund on the transfer to the China & Hong Kong Fund of its assets in exchange solely for shares of the China & Hong Kong Fund and the China & Hong Kong Fund's assumption of the Mainland China Fund's liabilities or on the subsequent distribution of shares of the China & Hong Kong Fund to you in liquidation of the Mainland China Fund;

    - No gain or loss will be recognized by the China & Hong Kong Fund on its receipt of the Mainland China Fund's assets in exchange solely for shares of the China & Hong Kong Fund and the China & Hong Kong Fund's assumption of the Mainland China Fund's liabilities;

    - The China & Hong Kong Fund's adjusted tax basis in the assets acquired from the Mainland China Fund will be equal to the basis thereof in your Fund's hands immediately before the reorganization, and the China & Hong Kong Fund's holding period for the assets acquired from the Mainland China Fund will include the Mainland China Fund's holding period therefor;

    - You will recognize no gain or loss on the exchange of shares of the Mainland China Fund solely for shares of the China & Hong Kong Fund pursuant to the reorganization; and

    - Your aggregate tax basis in shares of the China & Hong Kong Fund received by you in the reorganization will equal your aggregate tax basis in the shares of the Mainland China Fund surrendered in exchange therefor, and your holding period for shares of the China & Hong Kong Fund received in the reorganization will include your holding period for the shares of the Mainland China Fund surrendered in exchange therefor, provided that you hold such shares as capital assets at the effective time of the reorganization.

    However, it is possible that the Internal Revenue Service could successfully challenge the qualification of the reorganization as a tax-free reorganization. If the reorganization does not qualify as a tax-free reorganization:

    - The Mainland China Fund would be treated as if it had transferred all of its assets to the China & Hong Kong Fund in a taxable transaction in which all built-in gains and losses on the assets transferred would be recognized;

    - You would be deemed to have exchanged your shares of the Mainland China Fund for shares of the China & Hong Kong Fund in a taxable transaction in which you would recognize a capital gain or loss equal to the difference between your adjusted tax basis in the shares surrendered and the fair market value of the shares of the China & Hong Kong Fund received; and

    - Your aggregate tax basis in shares of the China & Hong Kong Fund received by you in the reorganization would be equal to their fair market value on the date of the reorganization, and your holding period for shares of the China & Hong Kong Fund received by you in the reorganization would begin on the day after the day you receive such shares.

    In the event that the reorganization fails to qualify as a tax-free reorganization, the Adviser believes that your Fund's capital loss carryforwards would be sufficient to offset any net gain that would be recognized by the Mainland China Fund.

    As of December 31, 2002, the Mainland China Fund had capital loss carryforwards of $5,951,577. If the reorganization qualifies as a tax-free reorganization, the use of your Fund's capital loss carryforwards after the reorganization will be limited each year to an amount equal to the NAV of your Fund immediately prior to the reorganization multiplied by the long-term tax-exempt rate in effect for the month in which the reorganization occurs (the rate for February 2003 is 4.65%). If the reorganization does not qualify as a tax-free reorganization, the capital loss carryforwards of the Mainland China Fund will not be available to offset capital gains of the China & Hong Kong Fund after the reorganization. Regardless of any limitation on the ability of the China & Hong Kong Fund to utilize the losses of the Mainland China Fund, the China & Hong Kong Fund had $39,550,437 of its own capital loss carryforwards as of December 31, 2002 that are available to offset capital gains realized after the reorganization.

    Assuming the reorganization qualifies as a tax-free reorganization, you will be required to retain in your records and file with your federal income tax return for the taxable year in which the reorganization takes place a statement setting forth all relevant facts in respect of the nonrecognition of gain or loss upon the exchange. The statement is required to include:

    - your tax basis in the shares surrendered in the reorganization; and

    - the fair market value of the shares of the China & Hong Kong Fund received in the reorganization as of the effective time of the reorganization.

    The Mainland China Fund may pay a dividend or distribute a taxable gain prior to the reorganization. You may be liable for taxes on those distributions. Legislation has recently been proposed which would eliminate the tax on certain distributions.

    The foregoing discussion is intended only as a summary and does not purport to be a complete analysis or listing of all potential tax effects relevant to a decision whether to vote in favor of the reorganization.

    CONDITIONS OF THE REORGANIZATION. Before the reorganization can occur, both the Mainland China Fund and the China & Hong Kong Fund must satisfy certain conditions. For example:

    - Each Fund must receive an opinion of counsel describing the material federal income tax consequences of the reorganization;

    - Each Fund must receive an opinion of counsel certifying to certain matters concerning the legal existence of each Fund;

    - For the Mainland China Fund, a majority of the shareholders voting at the Meeting in person or by proxy must approve the reorganization on behalf of that Fund.

    WHY WE WANT TO REORGANIZE THE FUNDS

    The Adviser believes that the reorganization will benefit both the Funds. Among other things, the Adviser believes the reorganization will:

    - Result in economies of scale. That is, the increased assets of the combined Funds could possibly reduce expenses over time by spreading fixed costs over a larger asset base. There is no guarantee that these economies will be realized.

    - Going forward, eliminate duplicative efforts that separate funds may require, such as accounting services, resulting in more efficient operations of the China & Hong Kong Fund.

    - Provide a more stable base for management of your Fund because daily purchases and redemptions of shares should have a less significant impact on the size of the combined Funds.

    - Provide greater investment opportunities. That is, the increased assets of the combined Funds will provide the manager with a wider range of choices among permitted investments than are currently available to the Funds separately.

    CONSIDERATIONS BY THE BOARD OF TRUSTEES

    On February 3, 2003, the Board of Trustees of the Trust, on behalf of the Mainland China Fund and the China & Hong Kong Fund, unanimously approved the proposed Plan of Reorganization. The Trustees concluded that the reorganization:

    - Was in the best interests of the shareholders of both the Mainland China Fund and the China & Hong Kong Fund; and

    - Would not result in any dilution of the value of your investment or the investment of the shareholders of the China & Hong Kong Fund.

    In approving the Plan of Reorganization, the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended), considered that, among other things:

    - The similarity of the investment objective and principal investment strategies of the two Funds.

    - The anticipated continuity of investment management.

    - The comparative expenses of the two Funds and the potential reduction of expenses for the combined Fund. Guinness Atkinson has committed to contractually obligate itself to adhere to the expense cap currently in effect for the Mainland China Fund (1.98%) for a 12-month period commencing on the date of its assumption of the management of the China & Hong Kong Fund.

    - The tax-free nature of the reorganization for federal income tax purposes.

    - The undertaking by Guinness Atkinson to bear no less than one half of the expenses of the reorganization.

    - Alternatives to the proposed transaction, including liquidation, other investment companies with which the Mainland China Fund could merge or maintaining the status quo.

    REQUIRED VOTE

    Approval of the Proposal requires approval of (a) the lesser of 67% or more of the shares of the Mainland China Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by a proxy; or (b) a majority of the outstanding voting securities of the Mainland China Fund. Should the Plan of Reorganization not be approved with respect to the Mainland China Fund, the Board of Trustees would determine what, if any, further action should be taken, including possible liquidation of the Fund.

    BOARD RECOMMENDATION

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                SHAREHOLDERS OF THE FUND VOTE "FOR" THE PROPOSAL

PART 3 -- MORE ON PROXY VOTING AND MEETING OF SHAREHOLDERS

    WHO CAN VOTE

    Only shareholders of record of the Mainland China Fund at the close of business on the Record Date, March 13, 2003, may vote for the proposals at the Meeting. As of the Record Date, the Fund had 1,360,080 shares of beneficial interest issued and outstanding, each share being entitled to one vote.

    INFORMATION CONCERNING OUTSTANDING SHARES

    As of the Record Date, March 13, 2003, principal holders owning 5% or more of the outstanding shares of the Mainland China Fund are set forth below:

SHAREHOLDER NAME & ADDRESS               % HELD AS OF RECORD DATE
--------------------------               ------------------------
Charles Schwab & Co. Inc.                          46.28%
Special Custody Account for the
Exclusive
  Benefit of Customers
Attn: Mutual Funds
101 Monterey Street
San Francisco, CA 94104-4122

    As of the Record Date, the Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of the Mainland China Fund.

    QUORUM REQUIREMENTS

    At the Meeting, the presence in person or by proxy of shareholders of one-third of the outstanding shares entitled to vote at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that a quorum of shareholders is not present at the Meeting, the persons named as proxies shall have the power to adjourn the Meeting. Such meeting shall be reconvened without additional notice; however, the date, time and place of such adjournment will be announced at the Meeting. In the event a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. If this should occur, we will vote proxies for or against a motion to adjourn in the same proportion to the votes received in favor or against the proposal.

    You may cast one vote for the proposal for each whole share that you own of the Fund. We count your fractional shares as fractional votes. If we receive your proxy before the Meeting date, we will vote your shares as you instruct the proxies. If you sign and return your proxy, but do not specify instructions, we will vote your shares in favor of the proposal. You may revoke your proxy at any time before the Meeting if you notify us by mail or by telephone or other electronic means, or if you attend the Meeting in person and vote in person.

    If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business but will not be voted. For this reason, a broker "non-vote" and abstentions will have the affect of a "no" vote for purposes of obtaining the requisite approval of the proposal.

    THE PROXY SOLICITATION PROCESS

    The Board of Trustees of the Trust is soliciting your proxy to vote on the matters described in this Combined Prospectus and Proxy Statement. We expect to solicit proxies primarily by mail, but representatives of the Fund, the Fund's investment advisor, their affiliates or others may communicate with you by mail or by telephone or other electronic means to discuss your vote. Such individuals will receive no additional compensation from the Fund for soliciting your proxy vote. The costs of preparing and mailing proxy materials will be borne by Guinness Atkinson and the Funds and is estimated to be $ 65,000. Proxy solicitations will be made primarily by mail, but may also be made by telephone, facsimile or personal interview conducted by certain officers or employees of the Funds or the Adviser. The Funds have also retained Georgeson Shareholder Communications, Inc. ("Georgeson") to assist with proxy solicitations, the cost of which (estimated to be $4,000) will also be borne by Guinness Atkinson and the Funds. Georgeson is responsible for soliciting individual shareholders, brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services.

    In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder's full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the Proposal listed on the proxy card and ask for the shareholder's instructions on the Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Georgeson will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

    PLEASE TAKE A MOMENT NOW TO SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your signed proxy card after a reasonable amount of time, you may receive a telephone call from our proxy solicitor,

Georgeson, reminding you to vote your shares. Proxies may be voted by telephone by calling Georgeson at (866) 650-3176 between the hours of 9:00 a.m. and 11:00 p.m. (EST) Monday-Friday or Saturday between the hours of 12:00 p.m. and 6:00 p.m. (EST). We encourage you to vote by telephone or through the Internet (please refer to your proxy card for the appropriate website) in order to expedite the process. Whichever voting method you choose, please read the full text of the Proxy Statement before you vote.

    If you have any questions regarding the shareholder meeting, please feel free to call our proxy solicitors, Georgeson, at (866) 650-3176 who will be pleased to assist you.

    OTHER BUSINESS. The Board of Trustees knows of no other business to be brought before the Meeting. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the named proxies will vote all proxies using their best judgment on such matters unless instructed to the contrary.

    RECOMMENDATION OF THE BOARD OF TRUSTEES. After carefully considering all of the issues involved, the Board of Trustees of the Trust has unanimously concluded that the proposal is in the best interests of shareholders. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSAL.

PART 4 -- FUND INFORMATION

    The Trust is a statutory trust established under Delaware law. The operations of the Trust are governed by a Trust Instrument dated March 6, 1997, as amended.

    Each Fund is a separate series of the Trust and, as such, has similar rights under the Trust Instrument of the Trust and applicable Delaware law. You should be aware of the following features of the Funds:

    - Shares of each Fund participate equally in dividends and other distributions attributable to that Fund, including any distributions in the event of a liquidation.

    - Each share of the Funds is entitled to one vote for all purposes.

    - Shares of all series of the Trust vote for the election of Trustees and on any other matter that affects all series of the Trust in substantially the same manner, except as otherwise required by law.

    - As to matters that affect each Fund differently, such as approval of an investment advisory agreement, shares of each series vote as a separate series.

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
    - Delaware law does not require the Trust or its series to hold annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.

    - Shareholders have available certain procedures for the removal of Trustees.

    - Trustees and officers of the Trust have broad indemnification rights.

    FINANCIAL STATEMENTS. Ernst & Young LLP, independent auditors of the Trust, has audited the financial statements for the year ended December 31, 2002 included in the Trust's Annual Report to Shareholders.

PART 5 -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

    This AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION ("Agreement") is made as of February 3, 2003, between Investec Funds, a Delaware statutory trust (the "Trust"), on behalf of Investec China & Hong Kong Fund, a series of the Trust ("Acquiring Fund"), and the Trust, on behalf of Investec Mainland China Fund, a series of the Trust ("Target"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and the Trust is sometimes referred to herein as the "Investment Company.")

    All agreements, representations, and obligations described herein, made or to be taken or undertaken by either Fund, are made or shall be taken or undertaken by the Trust on the Fund's behalf.

    In accordance with the terms and conditions set forth in this Agreement, the parties desire that Target transfer substantially all its assets to Acquiring Fund in exchange solely for voting shares of beneficial interest of Acquiring Fund ("Acquiring Fund's Shares") and the assumption by Acquiring Fund of substantially all of Target's liabilities, and that Target distribute Acquiring Fund's Shares pro rata to the holders of shares of beneficial interest in Target ("Target's Shares") in liquidation of Target. All such transactions with respect to Target and Acquiring Fund are referred to herein collectively as the "Reorganization."

    It is intended by the parties hereto that the Reorganization constitute a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The parties hereto hereby adopt this Agreement as a "plan of reorganization" within the meaning of Treasury Regulation Sections 1.368-2(g) and 1.368-3(a).

    In consideration of the mutual promises herein, the parties covenant and agree as follows:

 1. PLAN OF REORGANIZATION AND LIQUIDATION OF TARGET

    1.1. At the Effective Time (as defined in paragraph 3.1), Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefore:

        (a) to issue and deliver to Target the number of full and fractional Acquiring Fund's Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) by the "NAV" (computed as set forth in paragraph 2.2) of Acquiring Fund's Shares; and

        (b) to assume Target's liabilities described in paragraph 1.3 ("Liabilities").

    1.2. Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time as defined in paragraph 3.1.

    1.3. Liabilities shall include (except as otherwise provided herein) all of Target's known liabilities, debts and obligations arising in the ordinary course of business reflected on the books of Target at the Effective Time, and any contingent liabilities, if any, as the Board of Trustees shall reasonably deem exist against Target at the Effective Time, for which contingent and other appropriate liability reserves shall be established on Target's books. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all of its known Liabilities prior to the Effective Time.

    1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time.

    1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute Acquiring Fund's Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (collectively "Shareholders" and individually a "Shareholder"), in exchange for Target's Shares and in liquidation of Target. To accomplish this distribution, Acquiring Fund's transfer agent ("Transfer Agent") shall open accounts on Acquiring Fund's share transfer books in the Shareholders' names and transfer Acquiring Fund's Shares thereto. Each Shareholder's account shall be credited with the pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund's Shares due that Shareholder. All outstanding Target's Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing Acquiring Fund's Shares in connection with the Reorganization. However, certificates representing Target's Shares shall represent Acquiring Fund's Shares after the Reorganization.

    1.6. As soon as reasonably practicable after distribution of Acquiring Fund's Shares pursuant to paragraph 1.5, Target shall be terminated and any further actions shall be taken in connection therewith as required by applicable law. Target shall file such instruments and shall take all other steps necessary to effect a complete liquidation and dissolution of Target.

    1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

    1.8. Any transfer taxes payable upon issuance of Acquiring Fund's Shares in a name other than that of the registered holder on Target's books of Target's Shares exchanged therefor shall be paid by the person to whom Acquiring Fund's Shares are to be issued, as a condition of such transfer.

 2. VALUATION

    2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of 9:30 a.m. (Eastern time) on the date of the Closing as defined in paragraph 3.1 ("Valuation Time"), using the valuation procedures set forth in Target's then current prospectus and statement of additional information less (b) the amount of the Liabilities as of the Valuation Time.

    2.2. For purposes of paragraph 1.1(a), the NAV of Acquiring Fund's Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then current prospectus and statement of additional information.

    2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Investec Asset Management U.S. Limited in accordance with the Funds current prospectus and Statement of Additional Information and subject to review by the Board of Trustees or Auditors of the Trust.

 3. CLOSING AND EFFECTIVE TIME

    3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal offices, located at 1055 Washington Blvd., Stamford, CT 06901 on April 28, 2003, or at such other place and/or on such other date upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time upon which the parties may agree ("Effective Time"). If, immediately before the Valuation Time, accurate appraisal of the net value of Target and the NAV for Acquiring Fund is impracticable because trading is disrupted, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

    3.2. Target shall deliver to the Trust at the Closing a schedule of its Assets as of the Effective Time, which shall set forth for all portfolio securities included therein their adjusted tax bases and holding periods by lot. Target's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

    3.3. The Transfer Agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the names of Target's Shareholders. The Trust shall issue and deliver a confirmation to Target evidencing Acquiring Fund's Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Target that Acquiring Fund's Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

    3.4. The Trust, on behalf of Target and Acquiring Fund, respectively, shall deliver at the Closing a certificate executed in its name by its President or a Vice President and dated as of the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct in all material respects at the Effective Time, with the same force and effect as if made at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement.

 4. REPRESENTATIONS AND WARRANTIES

    4.1. Target represents and warrants as follows:

      4.1.1. At the Closing, Target will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

      4.1.2. Acquiring Fund's Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

      4.1.3. Target's current prospectus and statement of additional information conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

      4.1.4. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not (a) conflict with or violate Delaware law or any provision of the Trust's Trust Instrument or By-laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or (b) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as previously disclosed in writing to and accepted by the Trust;

      4.1.5. Except as otherwise disclosed in writing to and accepted by the Trust, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options and futures) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without Target incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or not taken by any other party thereto prior to the Closing;

      4.1.6. Except as otherwise disclosed in writing to and accepted by the Trust on behalf of Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target's knowledge) threatened against Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; Target knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

      4.1.7. The execution, delivery, and performance of this Agreement has been duly authorized as of the date hereof by all necessary action on the part of the Trust's Board of Trustees on behalf of Target, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders and receipt of any necessary exemptive relief or no-action assurances requested from the Securities and Exchange Commission ("SEC") or its staff with respect to Sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

      4.1.8. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

      4.1.9. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Target, except for (a) a proxy statement ("Proxy Statement"), the information for which is included in a combined prospectus and proxy statement filed by Acquiring Fund with the SEC on Form N-14, (b) receipt of the exemptive relief or no-action assurances referenced in subparagraph 4.1.7, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

     4.1.10. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and
             (b) not contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. This provision shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by the Trust for use therein.

    4.2. Acquiring Fund represents and warrants as follows:

      4.2.1. Acquiring Fund's Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and nonassessable by the Trust (except as disclosed in the Trust's then current prospectus and statement of additional information). Except as contemplated by this Agreement, Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

      4.2.2. Acquiring Fund's current prospectus and statement of additional information conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

      4.2.3. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby (a) will not conflict with or violate Delaware law or any provision of the Trust's Trust Instrument or By-laws or any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or (b) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by the Trust;

      4.2.4. Except as otherwise disclosed in writing to and accepted by the Trust on behalf of Target, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Fund's knowledge) threatened against the Trust with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

      4.2.5. The execution, delivery, and performance of this Agreement has been duly authorized as of the date hereof by all necessary action on the part of the Trust's Board of Trustees on behalf of Acquiring Fund, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to receipt of any necessary exemptive relief or no-action assurances requested from the SEC or its staff with respect to Sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

      4.2.6. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by the Trust, except for
             (a) the filing with the SEC of the Registration Statement and a post-effective amendment to the Trust's registration statement on Form N-14, (b) receipt of the exemptive relief or no-action assurances referenced in subparagraph 4.2.5, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

    4.3. The Trust, on behalf of each Fund, represents and warrants to the other as follows:

      4.3.1. The Trust is a business trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware; and a copy of its Certificate of Trust is on file with the Secretary of the State of Delaware;

      4.3.2. The Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

      4.3.3. Each Fund is a duly established and designated series of the Trust.

 5. COVENANTS

    5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that (a) such ordinary course will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by each Fund's normal business activities and (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing, provided that Target shall not dispose of more than an insignificant portion of its historic business assets during such period without Acquiring Fund's prior consent.

    5.2. Target covenants to call a special meeting of shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

    5.3. Target covenants that Acquiring Fund's Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

    5.4. Target covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of Target's Shares.

    5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to the Trust at the Closing.

    5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal securities laws.

    5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to (a) Acquiring Fund, title to and possession of all Target's Assets, and (b) Target, title to and possession of Acquiring Fund's Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

    5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws as it may deem appropriate in order to continue its operations after the Effective Time.

    5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

 6. CONDITIONS PRECEDENT

    6.1. Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all the obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

      6.1.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Trust's Board of Trustees on behalf of Target and Acquiring Fund and shall have been approved by Target's shareholders in accordance with applicable law.

      6.1.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under Section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under
             Section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain the same would not involve a risk of a material adverse effect on the assets or properties of the Fund.

      6.1.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

      6.1.4. Target shall have received an opinion of Kramer Levin Naftalis & Frankel LLP, counsel to the Trust ("Counsel"), substantially to the effect that:

         6.1.4.1. Acquiring Fund is a validly existing series of the Trust, a statutory trust duly formed and validly existing and in good standing under the laws of the State of Delaware with the power under its Trust Instrument to carry on its business and to own all of its properties and assets;

         6.1.4.2. This Agreement (a) has been duly authorized and executed by the Trust on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Target, is a legal, valid and binding obligation of Acquiring Fund, enforceable against Acquiring Fund in accordance with its terms, except as such enforceability may be limited by
                  (i) bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and remedies, as from time to time in effect, (ii) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) principles of course of dealing or course of performance and standards of good faith, fair dealing, materiality and reasonableness that may be applied by a court to the exercise of rights and remedies;

         6.1.4.3. Acquiring Fund's Shares to be issued and delivered to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized and validly issued and fully paid and nonassessable (except as disclosed in the Trust's then current prospectus and statement of additional information);

         6.1.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not
                  (a) materially violate the Trust's Trust Instrument or By-laws or any provision of any agreement to which the Trust (with respect to Acquiring Fund) is a party or by which it is bound or (b) to the knowledge of Counsel, result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree known to Counsel to which the Trust (with respect to Acquiring Fund) is a party or by which it (with respect to Acquiring Fund) is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by the Trust;

         6.1.4.5. To the knowledge of Counsel, no consent, approval, authorization or order of any Delaware or Federal Court or governmental authority of the State of Delaware or the United States of America is required for the consummation by the Trust on behalf of Acquiring Fund, of the transactions contemplated by the Agreement, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act and under securities laws of states other than the State of Delaware;

         6.1.4.6. The Trust is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

         6.1.4.7. To the knowledge of Counsel, (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to the Trust (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and
                  (b) the Trust (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by the Trust.

            In rendering such opinion, Counsel may (i) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, and other customary assumptions as the parties may agree, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization; and (v) rely on certificates of officers or trustees of the Trust, in each case reasonably acceptable to the Trust.

      6.1.5. Acquiring Fund shall have received an opinion of Counsel, substantially to the effect that:

         6.1.5.1. Target is a validly existing series of the Trust, a statutory trust duly formed and validly existing and in good standing under the laws of the State of Delaware with power under its Trust Instrument to own all of its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

         6.1.5.2. This Agreement (a) has been duly authorized and executed by the Trust on behalf of Target and (b) assuming due authorization, execution, and delivery of this Agreement by the Trust on behalf of Acquiring Fund, is a legal, valid and binding obligation of Target, enforceable against Target in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and remedies, as from time to time in effect, (ii) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) principles of course of dealing or course of performance and standards of good faith, fair dealing, materiality and reasonableness that may be applied by a court to the exercise of rights and remedies;

         6.1.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not,
                  (a) materially violate the Trust's Trust Instrument or By-laws or any provision of any agreement known to Counsel, to which the Trust (with respect to Target) is a party or by which it is bound or (b) to the knowledge of such counsel, result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree known to Counsel to which the Trust (with respect to Target) is a party or by which it (with respect to Target) is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by the Trust;

         6.1.5.4. To the knowledge of Counsel, no consent, approval, authorization or order of any Delaware or Federal Court or governmental authority of the State of Delaware or the United States of America is required for the consummation by the Trust on behalf of Target, of the transactions contemplated by the Agreement, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act and under securities laws of states other than the State of Delaware;

         6.1.5.5. The Trust is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

         6.1.5.6. To the knowledge of Counsel, (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to the Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target and (b) the Trust (with respect to Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by the Trust.

            In rendering such opinion, Counsel may (i) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, and other customary assumptions as the parties may agree, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization, and (v) rely on certificates of officers or trustees of Target; in each case reasonably acceptable to the Trust.

      6.1.6. The Trust, on behalf of Target and Acquiring Fund, shall have received an opinion of Counsel addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences of the Reorganization ("Tax Opinion"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (and/or in separate letters addressed to Counsel) and each Fund's separate covenants. Each Fund agrees to make reasonable covenants and representations as to factual matters as of the Effective Time in connection with the rendering of such opinion.

            The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

         6.1.6.1 The Reorganization will constitute a reorganization within the meaning of section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

         6.1.6.2 No gain or loss will be recognized by the Target on the transfer to the Acquiring Fund of Assets in exchange solely for the Acquiring Fund's Shares and the Acquiring Fund's assumption of Liabilities or on the subsequent distribution of those shares to the Shareholders in liquidation of the Target;

         6.1.6.3 No gain or loss will be recognized by the Acquiring Fund on its receipt of Assets in exchange solely for the Acquiring Fund's Shares and its assumption of Liabilities;

         6.1.6.4 The Acquiring Fund's adjusted tax basis in the Assets acquired will be equal to the basis thereof in the Target's hands immediately before the Reorganization, and the Acquiring Fund's holding period for the Assets will include the Target's holding period therefor;

         6.1.6.5 A Shareholder will recognize no gain or loss on the exchange of the Target Shares solely for the Acquiring Fund's Shares pursuant to the Reorganization; and

         6.1.6.6 A Shareholder's aggregate tax basis in the Acquiring Fund's Shares received by it in the Reorganization will equal its aggregate tax basis in its the Target Shares surrendered in exchange therefor, and its holding period for the Acquiring Fund Shares will include its holding period for the Target Shares, provided the Target Shares are held as capital assets by the Shareholder at the Effective Time.

    6.2. At any time before the Closing, either Fund may waive any of the foregoing conditions if, in the judgment of the Trust's Board of Trustees, such waiver will not have a material adverse effect on its shareholders' interests.

 7. BROKERAGE FEES AND EXPENSES

    7.1. The Trust, on behalf of each Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    7.2. Guinness Atkinson Asset Management and the Funds will be responsible for paying all expenses incurred in connection with the Reorganization.

 8. ENTIRE AGREEMENT; SURVIVAL

    8.1. Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.

 9. TERMINATION OF AGREEMENT

    9.1. This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's
         Shareholders:

      9.1.1. By either Fund (a) in the event of a material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before May 30, 2003; or

      9.1.2. By the parties' mutual agreement.

    9.2. In the event of termination under paragraphs 9.1.1(a), (b) or (c) or 9.1.2, there shall be no liability for damages on the part of either Fund affected by the termination, or the trustees or officers of the Trust, to the other Fund.

 10. AMENDMENT

   10.1. This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's Shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on such Shareholders' interests.

 11. MISCELLANEOUS

   11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

   11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

   11.3. The parties acknowledge that the Trust is a statutory trust. Notice is hereby given that this instrument is executed on behalf of the Trust's Trustees solely in their capacity as trustees, and not individually, and that the Trust's obligations under this instrument on behalf of each Fund are not binding on or enforceable against any of its trustees, officers, or shareholders, but are only binding on and enforceable against the respective Funds' assets and property. Each Fund agrees that, in asserting any rights or claims under this Agreement, it shall look only to the corresponding Fund's assets and property in settlement of such rights or claims and not to such Trustees or shareholders or to the assets of any other series of the Trust.

   11.4. The Trust agrees to indemnify and hold harmless each Trustee of the Trust at the time of the execution of this Agreement against expenses, including reasonable attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by such Trustee in connection with any claim that is asserted against such trustee arising out of such person's service as a Trustee of the Trust, provided that such indemnification shall be limited to the full extent of the indemnification that is available to the Trustees of the Trust pursuant to the provisions of the Trust's Trust Instrument and applicable law.

   11.5 The Trust, on behalf of each Fund, hereby waives any conflict arising out of the representation of each Fund by Counsel.

    IN WITNESS WHEREOF, each party has caused this Agreement to be executed by its duly authorized officer.

ATTEST:                               INVESTEC FUNDS, on behalf of the
                                      Investec Mainland China Fund

By:                                   By:
     --------------------------            --------------------------
     Eric M. Banhazl                       Royce N. Brennan
     Secretary                             President

ATTEST:                               INVESTEC FUNDS, on behalf of the
                                      Investec China & Hong Kong Fund

By:                                   By:
     --------------------------            --------------------------
     Eric M. Banhazl                       Royce N. Brennan
     Secretary                             President

                                 INVESTEC FUNDS
                              MAINLAND CHINA FUND

                        SPECIAL MEETING OF SHAREHOLDERS
                            SCHEDULED TO BE HELD ON
                                 APRIL 22, 2003

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of the Investec Funds, on behalf of the Investec Mainland China Fund (the "Fund"), for use at the special meeting of shareholders ("Special Meeting") to be held at the offices of the Fund 1055 Washington Blvd., 3rd Floor, Stamford, Connecticut on April 22, 2003 at 1:00 P.M The undersigned hereby appoints Royce N. Brennan and Ross Reuvers and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposal indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTER PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSAL.

Vote on Proposal:

1. To approve the Agreement and Plan of Reorganization and Liquidation, as is more fully described in the accompanying Combined Prospectus and Proxy Statement, together with each and every transaction contemplated thereby:

FOR      AGAINST      ABSTAIN
/ /        / /          / /

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.

x                                        x
     -----------------------------            -----------------------------
Signature                 (Date)         Signature                 (Date)
(Please sign within box)                 (Please sign within box)

                                     Part B

                       STATEMENT OF ADDITIONAL INFORMATION
                                 MARCH 18, 2003

                          Acquisition of the Assets of
                                 INVESTEC FUNDS'
                               Mainland China Fund


                        by and in exchange for shares of
                                 INVESTEC FUNDS'
                             China & Hong Kong Fund



      This Statement of Additional Information dated March 18, 2003, is not a prospectus, but should be read in conjunction with the Combined Proxy Statement and Prospectus dated April 30, 2002. This Statement of Additional Information is incorporated by reference in its entirety into the Combined Proxy Statement and Prospectus. Copies of the Combined Proxy Statement and Prospectus may be obtained by writing Investec Funds at 1055 Washington Blvd., 3rd Floor, Stamford, CT 06901 or by calling toll free 1-800-915-6565.



                                TABLE OF CONTENTS

                                                                        Page
Statement of Additional Information of the Investec Mainland China
Fund and Investec China & Hong Kong Fund, both of which are series
of the Investec Funds, dated April 30, 2002.                             2

Financial Statements of Investec Mainland China Fund and Investec
China & Hong Kong Fund, dated December 31, 2002 and February 28,
2003.                                                                    2

   STATEMENT OF ADDITIONAL INFORMATION OF THE REGISTRANT AND OF THE COMPANY
                                 BEING ACQUIRED

      The Statement of Additional Information of the Investec China & Hong Kong Fund (the "Registrant") and the Investec Mainland China Fund (the "Company Being Acquired"), both of which are series of the Investec Funds, dated April 30, 2002, as filed with the Securities and Exchange Commission on April 30, 2002, pursuant to Rule 485(b) (File No. 33-75340) hereby is incorporated by reference. You may obtain a copy at no cost by writing Investec Funds at 1055 Washington Blvd., 3rd Floor, Stamford, CT 06901 or by calling toll free 1-800-915-6565.


   FINANCIAL STATEMENTS OF THE REGISTRANT AND OF THE COMPANY BEING ACQUIRED

      The audited Financial Statements of the Investec China & Hong Kong Fund (the "Registrant") and the Investec Mainland China Fund (the "Company Being Acquired"), both of which are series of the Investec Funds, are incorporated by reference to the Annual Report of the Investec Funds (File No. 811-08360) dated December 31, 2002. You may obtain copies at no cost by writing Investec Funds at 1055 Washington Blvd., 3rd Floor, Stamford, CT 06901 or by calling toll free 1-800-915-6565.

      The following unaudited pro forma financial information combines the Schedules of Portfolio Investments, the Statements of Assets and Liabilities, and the Statements of Operations, as of February 28, 2002, of the Investec China & Hong Kong Fund and the Investec Mainland China Fund to reflect the reorganization of the Investec Mainland China Fund into the Investec China & Hong Kong Fund. The pro forma financial information shows the expected effect of the reorganization transaction on the Investec China & Hong Kong Fund.


                        INVESTEC MAINLAND CHINA FUND AND
                         INVESTEC CHINA & HONG KONG FUND
                  PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
                                February 28, 2003
                                  (UNAUDITED)

--------------------------------------------------------------------------------------------
                     Shares
--------------------------------------------------------------------------------------------
  Mainland           China
 China Fund      Hong Kong Fund   Pro Forma
 (Historical)      (Historical)    Combined
 -----------     --------------   ----------

    796,000             --           796,000       Anhui Conch Cement Co. Ltd.
       --          1,568,000       1,568,000       Cathay Pacific Airways
  1,012,000        2,000,000       3,012,000       Chen Hsong Holdings
       --            338,000         338,000       Cheung Kong
    106,000          327,000         433,000       Cheung Kong Infrastructure
    187,000             --           187,000       China International Marine Containers - B
    372,000             --           372,000       China Merchants Hai Hong Holdings
    240,000        1,895,000       2,135,000       China Mobile (Hong Kong) Ltd.
  1,166,000             --         1,166,000       China National Aviation Co., Ltd.
  2,100,000             --         2,100,000       China Petroleum & Chemical Corp.
  1,218,000        3,834,000       5,052,000       China Pharmaceutical Ent
  1,050,000             --         1,050,000       China Shipping Development Co. Ltd.
    560,000             --           560,000       China Southern Air
    592,000             --           592,000       Citic International Financia
     33,000          293,000         326,000       Citic Pacific Ltd.
    107,000          633,000         740,000       CLP Holdings Ltd.
    384,000        2,347,000       2,731,000       CNOOC Ltd.
    249,000        2,080,000       2,329,000       Cosco Pacific, Ltd.
       --            253,850         253,850       Dah Sing Financial Holdings
    672,000        5,168,000       5,840,000       Denway Motors Ltd.
    143,000             --           143,000       Eastern Communications Co., Ltd.
    136,000        1,381,071       1,517,071       Esprit Holdings Ltd.
    310,000             --           310,000       Far East Pharmaceutical Tech
    490,000        2,696,000       3,186,000       Fountain SET Hldgs
    820,000             --           820,000       Glorious Sun Enterprise Ltd.
     33,000             --            33,000       Hainan Meilan Airport Co. Ltd.

--------------------------------------------------------------------------------
                     Value
--------------------------------------------------------------------------------
  Mainland            China
 China Fund       Hong Kong Fund      Pro Forma          Pro Forma
 (Historical)       (Historical)       Adjust            Combined
 -----------      --------------      ---------          ---------

  $ 316,395        $          -      $        -        $ 316,395.00
          -           2,191,432               -        2,191,432.00
    295,201             583,401                          878,602.00
          -           2,123,578               -        2,123,578.00
    192,997             595,376               -          788,373.00
    205,244                   -               -          205,244.00
    288,572                   -               -          288,572.00
    516,893           4,082,009               -        4,598,902.00
    200,336                   -               -          200,336.00
    395,815                   -               -          395,815.00
    307,659             968,443               -        1,276,102.00
    259,838                   -               -          259,838.00
    152,582                   -               -          152,582.00
    157,505                   -               -          157,505.00
     64,104             569,162               -          633,266.00
    439,025           2,597,223               -        3,036,248.00
    539,234           3,295,207               -        3,834,441.00
    225,084           1,880,217               -        2,105,301.00
          -           1,230,338               -        1,230,338.00
    258,491           1,987,922               -        2,246,413.00
    109,252                   -               -          109,252.00
    269,416           2,735,899               -        3,005,315.00
     88,434                   -               -           88,434.00
    358,118           1,970,381               -        2,328,499.00
    188,201                   -               -          188,201.00
     16,713                   -               -           16,713.00


--------------------------------------------------------------------------------
                    Shares
--------------------------------------------------------------------------------
  Mainland           China
 China Fund      Hong Kong Fund       Pro Forma
 (Historical)      (Historical)       Combined
 -----------     --------------       ---------
       --            304,000           304,000        Hang Seng Bank Ltd.
       --            631,000           631,000        Hong Kong Electric Holdings
    200,000             --             200,000        Hopewell Holdings
       --            378,910           378,910        HSBC Holdings Plc
    155,000          684,000           839,000        Huaneng Power International, Inc.
     49,000          620,000           669,000        Hutchison Whampoa
    105,000             --             105,000        Ind & Commbank of China Ltd
     69,960             --             69,960         Inner Mongolia Erdos Cashmere
    164,000          855,000         1,019,000        Johnson Electric Holdings
       --          1,286,000         1,286,000        Oriental Press Group
  1,556,000        6,700,000         8,256,000        PetroChina Co., Ltd.
     42,000          370,000           412,000        Shanghai Industrial Holdings LTd.
     79,600             --              79,600        Shenzhen Chiwan Wharf
    500,000             --             500,000        Shenzhen Investment Ltd
  1,820,000             --           1,820,000        Sinopec Shanghai Petrochemical
    946,000             --             946,000        Sinopec Zhenhai Refining & Chemical Company Limited
       --            407,000           407,000        Sun Hung Kai Properties Ltd.
       --            280,500           280,500        Swire Pacific Ltd. - Class A
  1,348,000        5,464,000         6,812,000        TCL International
    356,000        1,826,000         2,182,000        Techtronic Industries Co.
    466,000        1,080,000         1,546,000        Texwinca Holdings Ltd.
    380,000             --             380,000        Travelsky Technology Ltd. H
     10,300             --              10,300        Utstarcom, Inc.
       --            579,000           579,000        Wharf Holdings Ltd.
       --            757,400           757,400        Wing Hang Bank Ltd.
    892,000        1,330,000         2,222,000        Yanzhou Coal Mining Co. Ltd.
    184,000          516,000           700,000        Yuen Yuen Industrial Holdings
     93,000             --              93,000        Zhejiang Southeast Electric Power Co. - B


--------------------------------------------------------------------------------
                     Value
--------------------------------------------------------------------------------
  Mainland            China
 China Fund       Hong Kong Fund      Pro Forma          Pro Forma
 (Historical)       (Historical)       Adjust            Combined
 -----------      --------------      ---------          ---------

         -           3,322,948               -         3,322,948.00
         -           2,406,976               -         2,406,976.00
   158,993                   -               -           158,993.00
         -           4,056,748               -         4,056,748.00
   138,125             609,532               -           747,657.00
   293,406           3,712,480               -         4,005,886.00
    86,164                   -                            86,164.00
    54,569                   -               -            54,569.00
   182,944             953,764               -         1,136,708.00
         -             216,007               -           216,007.00
   325,202           1,400,290               -         1,725,492.00
    65,161             574,041               -           639,202.00
    63,381                   -               -            63,381.00
    67,315                   -               -            67,315.00
   305,702                   -               -           305,702.00
   297,175                   -               -           297,175.00
         -           2,290,944               -         2,290,944.00
         -           1,186,868               -         1,186,868.00
   354,323           1,436,217               -         1,790,540.00
   392,558           2,013,514               -         2,406,072.00
   355,515             823,941                         1,179,456.00
   282,597                                               282,597.00
   185,400                                   -           185,400.00
         -           1,187,829               -         1,187,829.00
         -           2,524,958               -         2,524,958.00
   386,006             575,547               -           961,553.00
   342,091             959,341                         1,301,432.00
    57,474                                   -            57,474.00


                                                        Mainland         China
                                                        China Fund     Hong Kong Fund     Pro Forma       Pro Forma
                                                       (Historical)    (Historical)         Adjust         Combined
                                                       ------------    ------------       ---------       ---------

Total Common Stocks
 (cost $ 9,933,885 and
   $61,819,903, respectively+)                            10,239,210        57,062,533              --          67,301,743
                                                        ------------      ------------      ------------      ------------

Total Investments in Securities
 (cost $ 9,933,885 and
   $61,819,903, respectively+)                            10,239,210        57,062,533              --          67,301,743
Other Assets less Liabilities                                523,236         1,403,291              --           1,926,527
                                                        ------------      ------------      ------------      ------------
Net Assets                                              $ 10,762,446      $ 58,465,824      $       --        $ 69,228,270
                                                        ============      ============      ============      ============

+ Cost for Federal income tax purposes is the same
Net unrealized appreciation (depreciation)
consists of:
Gross unrealized appreciation                           $  1,007,080      $  4,388,411      $       --        $  5,395,491
Gross unrealized depreciation                               (701,756)       (9,145,780)             --          (9,847,536)
                                                        ------------      ------------      ------------      ------------
Net unrealized appreciation (depreciation)
consists of:                                            $    305,324      $ (4,757,369)     $       --        $ (4,452,045)
                                                        ============      ============      ============      ============


                        INVESTEC MAINLAND CHINA FUND AND
                         INVESTEC CHINA & HONG KONG FUND
             PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                                February 28, 2003
                                   (UNAUDITED)

                                                                  Mainland         China
                                                                 China Fund     Hong Kong Fund     Pro Forma       Pro Forma
                                                                (Historical)    (Historical)         Adjust         Combined
                                                                ------------    ------------       ---------       ---------
ASSETS

Investments in securities, at cost                             $   9,933,885    $  61,819,903    $           0    $  71,753,788
                                                               =============    =============    =============    =============

Investments in securities, at value                            $  10,239,210    $  57,062,533    $           0    $  67,301,743
Cash                                                                 632,240        1,716,105             --          2,348,345
Receivables:
  Fund shares sold                                                      --               --               --               --
  Dividends and interest                                               3,869           25,156             --             29,025
  Due from advisor                                                     2,606             --               --              2,606
Prepaid expenses and other assets                                         87           16,064             --             16,151
                                                               -------------    -------------    -------------    -------------
    Total assets                                                  10,878,012       58,819,858             --         69,697,870
                                                               -------------    -------------    -------------    -------------

LIABILITIES
  Payables:
    Securities purchased                                              97,585          188,348             --            285,933
    Unrealized loss on forward foreign currency
      contracts                                                         --                 27             --                 27
    Due to Adviser (Note 2 (A-C))                                       --             45,384           14,946           60,330
  Accrued expenses (Note 2 (A-C))                                     16,051          108,341          (14,946)         109,446
  Deferred trustees' compensation                                      1,930           11,934             --             13,864
                                                               -------------    -------------    -------------    -------------
      Total liabilities                                              115,566          354,034             --            469,600
                                                               -------------    -------------    -------------    -------------

  NET ASSETS                                                   $  10,762,446    $  58,465,824    $           0    $  69,228,270
                                                               =============    =============    =============    =============

Number of shares issued and outstanding
  (unlimited shares authorized no par value)                       1,368,361        5,594,708         (338,482)       6,624,587
                                                               =============    =============    =============    =============

Net asset value per share                                      $        7.87    $       10.45             --      $       10.45
                                                               =============    =============    =============    =============

COMPONENTS OF NET ASSETS
  Paid-in capital                                              $  16,668,505    $ 111,316,013    $           0    $ 127,984,518
  Accumulated net investment income (loss)                            (9,522)         593,305             --            583,783
  Accumulated net realized loss on investments                    (6,201,852)     (48,686,106)            --        (54,887,958)
  Net unrealized appreciation (depreciation) on: -
    Investments                                                      305,324       (4,757,369)            --         (4,452,045)
    Foreign currency                                                      (9)             (19)            --                (28)
                                                               -------------    -------------    -------------    -------------
      Net assets                                               $  10,762,446    $  58,465,824    $           0    $  69,228,270
                                                               =============    =============    =============    =============


   See accompanying Notes to Pro Forma Combining Financial Statements.


                        INVESTEC MAINLAND CHINA FUND AND
                         INVESTEC CHINA & HONG KONG FUND
                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
                     For Two Months Ended February 28, 2003
                                   (UNAUDITED)

                                                                  Mainland         China
                                                                 China Fund     Hong Kong Fund      Pro Forma        Pro Forma
                                                                (Historical)     (Historical)        Adjust          Combined
                                                                ------------     ------------       ---------        --------

INVESTMENT INCOME

  Income
    Dividends                                                   $      9,860     $     64,301     $          0     $     74,161
    Interest                                                             282              862             --              1,144
                                                                ------------     ------------     ------------     ------------
      Total income                                                    10,142           65,163             --             75,305
                                                                ------------     ------------     ------------     ------------
  Expenses
    Advisory fees                                                     11,698           96,010             --            107,708
    Fund accounting fees (Note 2 (A))                                  7,535            7,067           (7,535)           7,067
    Transfer agent fees                                                8,263           36,485             --             44,748
    Custody fees                                                       2,075            9,821             --             11,896
    Administration fees (Note 2 (B))                                   3,233           24,003           (3,233)          24,003
    Audit fees (Note 2 (C))                                            4,178            3,879           (4,178)           3,879
    Registration expense                                               2,428            1,643             --              4,071
    Reports to shareholders                                            1,876            5,633             --              7,509
    Legal fees                                                           489            2,288             --              2,777
    Trustee fees                                                       1,547            4,180             --              5,727
    Insurance expense                                                    263            2,926             --              3,189
    Interest expense                                                    --               --               --               --
    Miscellaneous                                                      1,332            1,378             --              2,710
                                                                ------------     ------------     ------------     ------------
       Total expenses                                                 44,917          195,313          (14,946)         225,284
       Less: fees waived and expenses absorbed (Note 2 (A-C))        (21,754)            --             14,946           (6,808)
                                                                ------------     ------------     ------------     ------------
       Net expenses                                                   23,163          195,313             --            218,476
                                                                ------------     ------------     ------------     ------------
             Net investment income (loss)                            (13,021)        (130,150)            --           (143,171)
                                                                ------------     ------------     ------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                                  (151,808)          82,128             --            (69,680)
  Net realized loss on foreign currency                                 (367)            (653)            --             (1,020)
  Net unrealized appreciation (depreciation) on:
    Investments                                                      592,433      (11,139,855)            --        (10,547,422)
    Foreign currency                                                      (9)             (19)            --                (28)
                                                                ------------     ------------     ------------     ------------
       Net realized and unrealized loss on investments               440,249      (11,058,399)            --        (10,618,150)
                                                                ------------     ------------     ------------     ------------
           Net decrease in net assets resulting
           from operations                                      $    427,228     ($11,188,549)    $          0     ($10,761,321)
                                                                ============     ============     ============     ============


   See accompanying Notes to Pro Forma Combining Financial Statements.

INVESTEC FUNDS
NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENT
-------------------------------------------------------------------------------

NOTE 1 - BASIS OF PRO FORMA PRESENTATION

The pro forma combining financial statements and the accompanying pro forma schedules of investments give effect to the proposed Agreements and Plans of Reorganization pursuant to which the Investec Mainland China Fund (the "Acquired Fund") will transfer all of its assets and liabilities to the Investec China & Hong Kong Fund (the "Acquiring Fund"), respectively, in exchange for shares of the corresponding Acquiring Fund. The Investec China & Hong Kong Fund will be the legal and accounting survivor of the reorganizations. The pro forma statements should be read in conjunction with the historical financial statements of the Investec Mainland China Fund and the Investec China & Hong Kong Fund included in the Statement of Additional Information.

The costs of the reorganization and proxy solicitation will be divided equally between Guinness Atkinson Asset Management, LLC, the new investment adviser and the Funds; provided, however, that the Funds' costs, in the aggregate, may not exceed $56,000.

It is contemplated that the reorganizations will be accounted for as a tax-free reorganization of investment companies.

NOTE 2 -  PRO FORMA ADJUSTMENTS

Pro forma adjustments have been made to give effect to each of the following as if the reorganizations had occurred as of the beginning of each period presented:

   A  - To eliminate Fund Accounting expenses for the Investec Mainland China
      Fund.
   B - To eliminate annual minimum Administration fee for the Investec Mainland China Fund.
   C - To eliminate Audit expenses for the Investec Mainland China Fund.

                                 INVESTEC FUNDS

                                     PART C
ITEM 15.    INDEMNIFICATION.

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A as filed May 2, 2002, accession number 0000894188-02-000495.

Item 16.   Exhibits:

(1)(a)     Certificate of Trust. (1)

(1)(b)     Amendment to Certificate of Trust dated September 8, 2000. (2)

(2)        Bylaws. (1)

(3)        Not Applicable.

(4)        Form of Agreement and Plan of Reorganization and Liquidation.(3)

(5)(a)     Trust Instrument. (1)

(5)(b)     Amendment to Trust Instrument. (2)

(5)(c)     Schedule A to Trust Instrument as of June 28, 2000. (2)

(6) Investment Advisory Agreement between Registrant and Investec Asset Management U.S., Limited (formerly Guinness Flight Investment Management Limited). (4)

(7)        Distribution Agreement between Registrant and Quasar Distributors,
           LLC (5)

(8)        Not Applicable.

(9) Amended Custodian Agreement between Registrant and Investors Bank & Trust Company. (3)

(10)(a)    Distribution and Service Plan. (4)

---------------
(1) Filed as an Exhibit to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed electronically on March 20, 1997, accession number 0000922423-96-000220 and incorporated herein by reference.

(2) Filed as an Exhibit to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A filed electronically on October 13, 2000, accession number 0000922423-96-500010 and incorporated herein by reference.

(3) Filed as an Exhibit to Registrant's Registration Statement on Form N-14 filed electronically on February 7, 2003, accession number
    0000922423-03-00019 and incorporated herein by reference.

(4) Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A filed electronically on August 28, 1998, accession number 0000922423-98-000948 and incorporated herein by reference.

(5) Filed as an Exhibit to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A filed electronically on March 1, 2002, accession number 0000950147-02-000381 and incorporated by reference.

(10)(b) Form of Distribution Plan for a class of the Guinness Flight Wired(R) Index Fund. (6)

(10)(c)    Form of Rule 18f-3 Multi-Class Plan. (7)

(11)(a)    Consent of Counsel. (3)

(11)(b)    Opinion of counsel. (8)

(11)(c)    Opinion of Delaware counsel. (9)

(12)       Form of Tax Opinion. (10)

(13)       Not Applicable.

(14)       Consent of Ernst & Young LLP, Independent Auditors for the
           Registrant.(10)

(15)       Not Applicable.

(16)       Powers of Attorney.(11)

(17)       Form of Proxy Card.(10)

ITEM 17.    Undertakings

(1)The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the "Securities Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

--------------
(6) Filed as an Exhibit to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A filed electronically on December 23, 1999, accession number 0000922423-99-001476 and incorporated herein by reference.

(7) Filed as an Exhibit to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A filed electronically on June 30, 2000, accession number 0000922423-00-000903 and incorporated herein by reference.

(8) Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A filed electronically on June 17, 1998, accession number 0000922423-98-000615 and incorporated herein by reference.

(9) Filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A filed electronically on April 25, 1997, accession number 0000922423-97-000401 and incorporated herein by reference.

(10)Filed as an Exhibit to Registrant's Registration Statement on Form N-14 filed electronically on March 18, 2003, accession number
    0000922423-03-000291 and incorporated herein by reference.

(11)Filed as an Exhibit to Registrant's Registration Statement on Form N-14 filed electronically on October 22, 2001, accession number
    0000922423-01-500921 and incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this amendment to its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City
of New York and State of New York, on the      day of March, 2003.

                                    INVESTEC FUNDS


                                    By:  /s/ Royce N. Brennan
                                        ----------------------------------
                                          Royce N. Brennan
                                          President

      Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement on Form N-14 has been signed below by the
following persons in the capacities indicated on the      day of March, 2003.



Signature                      Title                      Date

/s/  Eric Banhazl              Treasurer and Secretary    March   , 2003
-------------------------
Eric Banhazl

/s/  Dr. Gunter Dufey          Trustee                    March   , 2003
-------------------------
*Dr. Gunter Dufey

/s/  J. I. Fordwood            Trustee                    March   , 2003
-------------------------
*J. I. Fordwood

/s/  Timothy Guinness          Trustee                    March   , 2003
-------------------------
*Timothy Guinness

/s/  Bret A. Herscher          Trustee                    March   , 2003
-------------------------
*Bret A. Herscher

/s/  J. Brooks Reece, Jr.      Trustee                    March   , 2003
-------------------------
*J. Brooks Reece, Jr.


*By:  /s/ Susan Penry-Williams
      --------------------------
        Susan Penry-Williams
        Attorney-in-Fact